COMPANY CONTACT Jeff Donnelly Chief Financial Officer (240) 744-1190 Briony Quinn Senior Vice President (240) 744-1196 FOR IMMEDIATE RELEASE DIAMONDROCK ACQUIRES CHICO HOT SPRINGS RESORT Authentic Western Resort Near Yellowstone National Park BETHESDA, Maryland, August 2, 2023 – DiamondRock Hospitality Company (the “Company”) (NYSE:DRH) today announced that it has acquired the fee-simple interest in the Chico Hot Springs Resort (the “Resort”), a lifestyle resort in Paradise Valley, Montana and near Yellowstone National Park. The purchase price for the Resort and adjacent ranch (collectively, “Chico”) is $33 million. Chico was acquired from an individual owner-operator and is an independent resort, completely unencumbered by brand and management agreements. The $27 million purchase price for the 117-room, 153-acre Resort represents an 8.1% capitalization rate on 2022 net operating income (“NOI”). Year-to-date comparable RevPAR growth through the second quarter 2023 was 8.7%. The adjacent ranch, a 595-acre parcel purchased for approximately $6 million, provides extensive on-site trails for hiking and horseback riding as well as potential for future expansion of the Resort or residential lot sales. We expect Chico will generate a 10.5% NOI yield on the total $33 million purchase price upon stabilization. The acquisition was funded from corporate cash on hand. “Chico Hot Springs Resort is another example of DiamondRock’s leadership in identifying attractive investment opportunities that align with our focus on unique, leisure-oriented experiential hotels and resorts”, said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company. “Acquiring owner-operated properties in unique markets often allows DiamondRock to achieve superior returns on high quality real estate. Moreover, Chico has numerous of the attractive attributes we target, such as durable cash flow, significant ROI opportunities, irreplaceable location, fee-simple and fully unencumbered by brand and management.”

2 About Chico Hot Springs Resort Chico Hot Springs Resort is an authentic western-style resort situated in the heart of Montana’s stunning Paradise Valley and convenient to the only year-round vehicle entrance to Yellowstone National Park. Situated at the base of Emigrant Peak, this four-season, full-service resort offers miles of trails for hiking, mountain biking, horseback riding as well as expeditions for world-class fly fishing, dog sledding, rock climbing and cross-country skiing. Two open-air natural mineral hot springs provide guests an opportunity to soak, swim and play all year long, and the same springs provide environmentally friendly geothermal energy to the property. The resort offers a variety of accommodation options -ranging from the authentic historic lodge to luxurious cabins and chalets to glamping opportunities overlooking Paradise Valley. The Resort has three dining outlets, including the authentic Chico Saloon and fine dining in the Historic Dining Room led by a James Beard Award semi-finalist. The restaurant is considered one of the region’s best restaurants and is consistently awarded Wine Spectator’s Best of Award of Excellence. The Resort and adjacent ranch, in total, comprise 748 acres of land that provide numerous recreation options as well as exceptional vistas from the property. We believe there is a significant opportunity to enhance revenues, implement yield management, and broaden distribution channels. The Company has installed a professional management company to execute its operating plan as well as to pursue many high return-on- investment opportunities including additional rooms and glamping, affordable workforce housing, and renewable power. About the Company DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in top gateway markets and destination resort locations. The Company currently owns 36 premium quality hotels and resorts with over 9,700 rooms. The Company has strategically curated its portfolio to be comprised of unique lifestyle properties, as well as those enhanced by leading global brands. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company's website at www.drhc.com. This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

CHICO HOT SPRINGS RESORT (PARADISE VALLEY/YELLOWSTONE, MONTANA)

DIAMONDROCK HOSPITALITY



KEY DEAL HIGHLIGHTS

- Acquisition of an authentic western-style, geothermal hot spring resort located in Paradise Valley, a major river valley of the Yellowstone River renown for world-class fly fishing
- Convenient to famous Roosevelt Arch, the popular and *only* year-round vehicle entrance to Yellowstone National Park
- #1 in TripAdvisor, Recognized by Conde Nast and T&L
- Fee simple, unencumbered by brand or management
- Pricing: $27MM ($230k/key, 9.7x on 2022A EBITDA) for 153-acre resort and $6MM ($10k/acre) for the 595-acre ranch
- Stabilization by 2026 at **10.5% NOI yield** on *total* investment


CHICO

ACQUISITION DATE	8/1/23
PURCHASE PRICE	$33.0 MILLION
LOCATION	PRAY, MT
NUMBER OF ROOMS	117
NUMBER OF ACRES	748


BELGRADE
90
BOZEMAN
LIVINGSTON
MONTANA
84
191
Est. 1900
CHICO
HOT SPRINGS RESORT & DAY SPA
EMIGRANT
BIG SKY
89
GARDINER
WYOMING
287
YELLOWSTONE NATIONAL PARK
87
287
20
WEST

UPSIDE OPPORTUNITIES

- **Owner-operated for over 120 years**
- **Significant incremental revenue and profit in resort**
  - 2023/24 Room Rates largely unchanged from 2019
  - Implement revenue management
  - Streamline and optimize room types
  - Broaden distribution channels of resort
  - Enhance and improve technology & systems
- **ROI Opportunities**
  - Add additional cabins and experiential room types
  - Introduction of a resort fee
  - Internalize and expand spa operations
  - Monetize excess land to reduce investment basis
  - Add additional affordable workforce housing units
  - Events & Tour partnership with adjacent Yellowstone Film Ranch www.yellowstonefilmranch.com
- **ESG Benefits & Opportunities**
  - Heated by renewable geothermal energy
  - Opportunities to install eco-lodging, wind and solar
  - Acquired affordable workforce housing units

ABOUT CHICO HOT SPRINGS RESORT

- The four-season, full-service resort offers miles of trails for hiking, mountain biking, horseback riding and disc golf as well as expeditions for fly fishing, rock climbing, dog sledding, snowshoeing and cross-country skiing
- One of the region's best restaurants, the historic Dining Room is led by a James Beard award semi-finalist and is consistently recognized with Wine Spectator's Best of Award of Excellence.

SIGNIFICANT REVENUE POTENTIAL

2022 vs. 2019 RevPAR Growth


CHICO HOT SPRINGS RESORT
2%
RevPAR Opportunity
Bozeman/Yellowstone
55%
Montana
45%
0%
20%
40%
60%

This summary information sheet contains certain "forward-looking statements" relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected," "planned" and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of August 2 2023. We undertake no duty to update the information to conform to actual results or changes in our expectations. This fact sheet contains statistics and other data that has been obtained from information available from public sources. For additional information, please visit our website at www.drhc.com.